SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): August 30, 1999


                             DELICIOUS BRANDS, INC.
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             (Exact name of registrant as specified in its charter)


        Delaware                000-24941          06-1255882
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(State or Other Jurisdiction   (Commission       (IRS Employer
     of Incorporation)         File Number)   Identification No.)


                 2070 Maple Street, Des Plaines, Illinois 60018
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                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code: (847)669-3200

Item 5.  Other Events.

                  On August 30, 1999, Delicious Brands Inc., a Delaware Corporation (NASDAQ: DBSI) (the "Company"), issued and sold non-negotiable unsecured convertible promissory notes (individually, a "Note" and, collectively, the "Notes"), $5,250,000 aggregate principal amount, in a private securities transaction. The Notes accrue interest at a rate of 8% per annum and the principal and interest are due on August 30, 2000. The principal amount of the Notes is convertible at the holder's option into shares of common stock of the Company, $.01 par value per share ("Common Stock"), at a conversion rate of $5.00 per share. The conversion of the Notes is subject to certain conditions, including a limitation on the aggregate principal amount of the Notes that is convertible into shares of Common Stock, such that the aggregate number of shares of Common Stock issuable pursuant to the conversion of the Notes must represent 19% or less of (i) the issued and outstanding shares of Common Stock and (ii) the outstanding voting power of the Company's securities. For additional information, reference is made to (i) the Note Purchase Agreement, which is incorporated herein by reference and is attached hereto as Exhibit 10.1 and (ii) a form of Note, which is incorporated herein by reference and is attached hereto as Exhibit 4.1.

         On September 10, 1999, the Board of Directors of the Company appointed Thomas Guinan as the Company's Chief Executive Officer and President. Mr. Guinan was also elected to the Board of Directors.


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
Item 7.       Financial   Statements,   Pro  Forma  Financial   Information  and
              Exhibits.

         (c) Exhibits
         Exhibit No.                                 Exhibit

          4.1              Form  of  8%  Non-Negotiable   Unsecured  Convertible
                           Promissory  Note,  dated August 30,  1999.

         10.1 Note Purchase Agreement, dated August 30, 1999, by and between Delicious Brands, Inc. and the Purchasers (as defined therein).

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    DELICIOUS BRANDS, INC.
                                    (Registrant)



Dated: September 15, 1999           By: /s/ Jeffry W. Weiner
                                       -----------------------------------------
                                       Name:  Jeffry W. Weiner
                                       Title: Executive Vice President and
                                              Chief Financial Officer

                                  EXHIBIT INDEX

          4.1              Form  of  8%  Non-Negotiable   Unsecured  Convertible
                           Promissory Note, dated August 30, 1999.


         10.1 Note Purchase Agreement, dated August 30, 1999, by and between Delicious Brands, Inc. and the Purchasers (as defined therein).